DERIVATIVES	12 Months Ended
Dec. 31, 2021
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVES	DERIVATIVES
In the ordinary course of business, Citigroup enters into various types of derivative transactions, which include:

•Futures and forward contracts, which are commitments to buy or sell at a future date a financial instrument, commodity or currency at a contracted price that may be settled in cash or through delivery of an item readily convertible to cash.
•Swap contracts, which are commitments to settle in cash at a future date or dates that may range from a few days to a number of years, based on differentials between specified indices or financial instruments, as applied to a notional principal amount.
•Option contracts, which give the purchaser, for a premium, the right, but not the obligation, to buy or sell within a specified time a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices.

Swaps, forwards and some option contracts are over-the-counter (OTC) derivatives that are bilaterally negotiated with counterparties and settled with those counterparties, except for swap contracts that are novated and "cleared" through central counterparties (CCPs). Futures contracts and other option contracts are standardized contracts that are traded on an exchange with a CCP as the counterparty from the inception of the transaction. Citigroup enters into derivative contracts relating to interest rate, foreign currency, commodity and other market/credit risks for the following reasons:

•Trading Purposes: Citigroup trades derivatives as an active market maker. Citigroup offers its customers derivatives in connection with their risk management actions to transfer, modify or reduce their interest rate, foreign exchange and other market/credit risks or for their own trading purposes. Citigroup also manages its derivative risk positions through offsetting trade activities, controls focused on price verification and daily reporting of positions to senior managers.
•Hedging: Citigroup uses derivatives in connection with its own risk management activities to hedge certain risks or reposition the risk profile of the Company. Hedging may be accomplished by applying hedge accounting in accordance with ASC 815, Derivatives and Hedging, or by an economic hedge. For example, Citigroup issues fixed-rate long-term debt and then enters into a receive-fixed, pay-variable-rate interest rate swap with the same tenor and notional amount to synthetically convert the interest payments to a net variable-rate basis. This strategy is the most common form of an interest rate hedge, as it minimizes net interest cost in certain yield curve environments. Derivatives are also used to manage market risks inherent in specific groups of on-balance sheet assets and liabilities, including AFS securities, commodities and borrowings, as well as other interest-sensitive assets and liabilities. In addition, foreign exchange contracts are used to hedge non-U.S.-dollar-
denominated debt, foreign currency-denominated AFS securities and net investment exposures.

Derivatives may expose Citigroup to market, credit or liquidity risks in excess of the amounts recorded on the Consolidated Balance Sheet. Market risk on a derivative product is the exposure created by potential fluctuations in interest rates, market prices, foreign exchange rates and other factors and is a function of the type of product, the volume of transactions, the tenor and terms of the agreement and the underlying volatility. Credit risk is the exposure to loss in the event of nonperformance by the other party to satisfy a derivative liability where the value of any collateral held by Citi is not adequate to cover such losses. The recognition in earnings of unrealized gains on derivative transactions is subject to management’s assessment of the probability of counterparty default. Liquidity risk is the potential exposure that arises when the size of a derivative position may affect the ability to monetize the position in a reasonable period of time and at a reasonable cost in periods of high volatility and financial stress.
Derivative transactions are customarily documented under industry standard master netting agreements, which provide that following an event of default, the non-defaulting party may promptly terminate all transactions between the parties and determine the net amount due to be paid to, or by, the defaulting party. Events of default include (i) failure to make a payment on a derivative transaction that remains uncured following applicable notice and grace periods, (ii) breach of agreement that remains uncured after applicable notice and grace periods, (iii) breach of a representation, (iv) cross default, either to third-party debt or to other derivative transactions entered into between the parties, or, in some cases, their affiliates, (v) the occurrence of a merger or consolidation that results in the creditworthiness of a party becoming materially weaker and (vi) the cessation or repudiation of any applicable guarantee or other credit support document. Obligations under master netting agreements are often secured by collateral posted under an industry standard credit support annex to the master netting agreement. An event of default may also occur under a credit support annex if a party fails to make a collateral delivery that remains uncured following applicable notice and grace periods.
The netting and collateral rights incorporated in the master netting agreements are considered to be legally enforceable if a supportive legal opinion has been obtained from counsel of recognized standing that provides (i) the requisite level of certainty regarding enforceability and (ii) that the exercise of rights by the non-defaulting party to terminate and close-out transactions on a net basis under these agreements will not be stayed or avoided under applicable law upon an event of default, including bankruptcy, insolvency or similar proceeding.
A legal opinion may not be sought for certain jurisdictions where local law is silent or unclear as to the enforceability of such rights or where adverse case law or conflicting regulation may cast doubt on the enforceability of such rights. In some jurisdictions and for some counterparty types, the insolvency law may not provide the requisite level of certainty. For example, this may be the case for certain sovereigns, municipalities, central banks and U.S. pension plans.
Exposure to credit risk on derivatives is affected by market volatility, which may impair the ability of counterparties to satisfy their obligations to the Company. Credit limits are established and closely monitored for customers engaged in derivatives transactions. Citi considers the level of legal certainty regarding enforceability of its offsetting rights under master netting agreements and credit support annexes to be an important factor in its risk management process. Specifically, Citi generally transacts much lower volumes of derivatives under master netting agreements where Citi does not have the requisite level of legal certainty regarding enforceability, because such derivatives consume greater amounts of single counterparty credit limits than those executed under enforceable master netting agreements.
Cash collateral and security collateral in the form of G10 government debt securities are often posted by a party to a master netting agreement to secure the net open exposure of the other party; the receiving party is free to commingle/rehypothecate such collateral in the ordinary course of its business. Nonstandard collateral such as corporate bonds, municipal bonds, U.S. agency securities and/or MBS may also be pledged as collateral for derivative transactions. Security collateral posted to open and maintain a master netting agreement with a counterparty, in the form of cash and/or securities, may from time to time be segregated in an account at a third-party custodian pursuant to a tri-party account control agreement.
Information pertaining to Citigroup’s derivatives activities, based on notional amounts, is presented in the table below. Derivative notional amounts are reference amounts from which contractual payments are derived and do not represent a complete measure of Citi’s exposure to derivative transactions. Citi’s derivative exposure arises primarily from market fluctuations (i.e., market risk), counterparty failure (i.e., credit risk) and/or periods of high volatility or financial stress (i.e., liquidity risk), as well as any market valuation adjustments that may be required on the transactions. Moreover, notional amounts do not reflect the netting of offsetting trades. For example, if Citi enters into a receive-fixed interest rate swap with $100 million notional, and offsets this risk with an identical but opposite pay-fixed position with a different counterparty, $200 million in derivative notionals is reported, although these offsetting positions may result in de minimis overall market risk.
In addition, aggregate derivative notional amounts can fluctuate from period to period in the normal course of business based on Citi’s market share, levels of client activity and other factors. All derivatives are recorded in Trading account assets/Trading account liabilities on the Consolidated Balance Sheet.

Derivative Notionals

	Hedging instruments under ASC 815		Trading derivative instruments
In millions of dollars	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Interest rate contracts
Swaps	$267,035	$334,351	$21,873,538	$17,724,147
Futures and forwards	—	—	2,383,702	4,142,514
Written options	—	—	1,584,451	1,573,483
Purchased options	—	—	1,428,376	1,418,255
Total interest rate contracts	$267,035	$334,351	$27,270,067	$24,858,399
Foreign exchange contracts
Swaps	$47,298	$65,709	$6,288,193	$6,567,304
Futures, forwards and spot	50,926	37,080	4,316,242	3,945,391
Written options	—	47	664,942	907,338
Purchased options	—	53	651,958	900,626
Total foreign exchange contracts	$98,224	$102,889	$11,921,335	$12,320,659
Equity contracts
Swaps	$—	$—	$269,062	$274,098
Futures and forwards	—	—	71,363	67,025
Written options	—	—	492,433	441,003
Purchased options	—	—	398,129	328,202
Total equity contracts	$—	$—	$1,230,987	$1,110,328
Commodity and other contracts
Swaps	$—	$—	$91,962	$80,127
Futures and forwards	2,096	924	157,195	143,175
Written options	—	—	51,224	71,376
Purchased options	—	—	47,868	67,849
Total commodity and other contracts	$2,096	$924	$348,249	$362,527
Credit derivatives(1)
Protection sold	$—	$—	$572,486	$543,607
Protection purchased	—	—	645,996	612,770
Total credit derivatives	$—	$—	$1,218,482	$1,156,377
Total derivative notionals	$367,355	$438,164	$41,989,120	$39,808,290

(1)Credit derivatives are arrangements designed to allow one party (protection purchaser) to transfer the credit risk of a “reference asset” to another party (protection seller). These arrangements allow a protection seller to assume the credit risk associated with the reference asset without directly purchasing that asset. The Company enters into credit derivative positions for purposes such as risk management, yield enhancement, reduction of credit concentrations and diversification of overall risk.
The following tables present the gross and net fair values of the Company’s derivative transactions and the related offsetting amounts as of December 31, 2021 and 2020. Gross positive fair values are offset against gross negative fair values by counterparty, pursuant to enforceable master netting agreements. Under ASC 815-10-45, payables and receivables in respect of cash collateral received from or paid to a given counterparty pursuant to a credit support annex are included in the offsetting amount if a legal opinion supporting the enforceability of netting and collateral rights has been obtained. GAAP does not permit similar offsetting for security collateral.
In addition, the following tables reflect rules adopted by clearing organizations that require or allow entities to treat certain derivative assets, liabilities and the related variation margin as settlement of the related derivative fair values for legal and accounting purposes, as opposed to presenting gross derivative assets and liabilities that are subject to collateral, whereby the counterparties would also record a related collateral payable or receivable. As a result, the tables reflect a reduction of approximately $340 billion and $280 billion as of December 31, 2021 and 2020, respectively, of derivative assets and derivative liabilities that previously would have been reported on a gross basis, but are now legally settled and not subject to collateral. The tables also present amounts that are not permitted to be offset, such as security collateral or cash collateral posted at third-party custodians, but which would be eligible for offsetting to the extent that an event of default has occurred and a legal opinion supporting enforceability of the netting and collateral rights has been obtained.
Derivative Mark-to-Market (MTM) Receivables/Payables

In millions of dollars at December 31, 2021	Derivatives classified in Trading account assets/liabilities(1)(2)
Derivatives instruments designated as ASC 815 hedges	Assets	Liabilities
Over-the-counter	$1,167	$6
Cleared	122	89
Interest rate contracts	$1,289	$95
Over-the-counter	$1,338	$1,472
Cleared	6	—
Foreign exchange contracts	$1,344	$1,472
Total derivatives instruments designated as ASC 815 hedges	$2,633	$1,567
Derivatives instruments not designated as ASC 815 hedges
Over-the-counter	$152,524	$138,114
Cleared	11,579	11,821
Exchange traded	96	44
Interest rate contracts	$164,199	$149,979
Over-the-counter	$133,357	$133,548
Cleared	848	278
Foreign exchange contracts	$134,205	$133,826
Over-the-counter	$23,452	$28,352
Cleared	19	—
Exchange traded	21,781	21,332
Equity contracts	$45,252	$49,684
Over-the-counter	$29,279	$29,833
Exchange traded	1,065	1,546
Commodity and other contracts	$30,344	$31,379
Over-the-counter	$6,896	$6,959
Cleared	3,322	4,056
Credit derivatives	$10,218	$11,015
Total derivatives instruments not designated as ASC 815 hedges	$384,218	$375,883
Total derivatives	$386,851	$377,450
Less: Netting agreements(3)	$(292,628)	$(292,628)
Less: Netting cash collateral received/paid(4)	(24,447)	(29,306)
Net receivables/payables included on the Consolidated Balance Sheet(5)	$69,776	$55,516
Additional amounts subject to an enforceable master netting agreement, but not offset on the Consolidated Balance Sheet
Less: Cash collateral received/paid	$(907)	$(538)
Less: Non-cash collateral received/paid	(5,777)	(13,607)
Total net receivables/payables(5)	$63,092	$41,371

(1)The derivatives fair values are also presented in Note 24.
(2)Over-the-counter (OTC) derivatives are derivatives executed and settled bilaterally with counterparties without the use of an organized exchange or central clearing house. Cleared derivatives include derivatives executed bilaterally with a counterparty in the OTC market, but then novated to a central clearing house, whereby the central clearing house becomes the counterparty to both of the original counterparties. Exchange-traded derivatives include derivatives executed directly on an organized exchange that provides pre-trade price transparency.
(3)Represents the netting of balances with the same counterparty under enforceable netting agreements. Approximately $259 billion, $14 billion and $20 billion of the netting against trading account asset/liability balances is attributable to each of the OTC, cleared and exchange-traded derivatives, respectively.
(4)Represents the netting of cash collateral paid and received by counterparties under enforceable credit support agreements. Substantially all netting of cash collateral received and paid is against OTC derivative assets and liabilities, respectively.
(5)The net receivables/payables include approximately $10 billion of derivative asset and $11 billion of derivative liability fair values not subject to enforceable master netting agreements, respectively.

In millions of dollars at December 31, 2020	Derivatives classified in Trading account assets/liabilities(1)(2)
Derivatives instruments designated as ASC 815 hedges	Assets	Liabilities
Over-the-counter	$1,781	$161
Cleared	74	319
Interest rate contracts	$1,855	$480
Over-the-counter	$2,037	$2,042
Foreign exchange contracts	$2,037	$2,042
Total derivatives instruments designated as ASC 815 hedges	$3,892	$2,522
Derivatives instruments not designated as ASC 815 hedges
Over-the-counter	$228,519	$209,330
Cleared	11,041	12,563
Exchange traded	46	38
Interest rate contracts	$239,606	$221,931
Over-the-counter	$153,791	$152,784
Cleared	842	1,239
Exchange traded	—	1
Foreign exchange contracts	$154,633	$154,024
Over-the-counter	$29,244	$41,036
Cleared	1	18
Exchange traded	21,274	22,515
Equity contracts	$50,519	$63,569
Over-the-counter	$13,659	$17,076
Exchange traded	879	1,017
Commodity and other contracts	$14,538	$18,093
Over-the-counter	$7,826	$7,951
Cleared	1,963	2,178
Credit derivatives	$9,789	$10,129
Total derivatives instruments not designated as ASC 815 hedges	$469,085	$467,746
Total derivatives	$472,977	$470,268
Less: Netting agreements(3)	$(364,879)	$(364,879)
Less: Netting cash collateral received/paid(4)	(31,137)	(37,432)
Net receivables/payables included on the Consolidated Balance Sheet(5)	$76,961	$67,957
Additional amounts subject to an enforceable master netting agreement, but not offset on the Consolidated Balance Sheet
Less: Cash collateral received/paid	$(1,567)	$(473)
Less: Non-cash collateral received/paid	(7,408)	(13,087)
Total net receivables/payables(5)	$67,986	$54,397

(1)The derivatives fair values are also presented in Note 24.
(2)Over-the-counter (OTC) derivatives are derivatives executed and settled bilaterally with counterparties without the use of an organized exchange or central clearing house. Cleared derivatives include derivatives executed bilaterally with a counterparty in the OTC market, but then novated to a central clearing house, whereby the central clearing house becomes the counterparty to both of the original counterparties. Exchange-traded derivatives include derivatives executed directly on an organized exchange that provides pre-trade price transparency.
(3)Represents the netting of balances with the same counterparty under enforceable netting agreements. Approximately $336 billion, $9 billion and $20 billion of the netting against trading account asset/liability balances is attributable to each of the OTC, cleared and exchange-traded derivatives, respectively.
(4)Represents the netting of cash collateral paid and received by counterparties under enforceable credit support agreements. Substantially all netting of cash collateral received and paid is against OTC derivative assets and liabilities, respectively.
(5)The net receivables/payables include approximately $6 billion of derivative asset and $8 billion of derivative liability fair values not subject to enforceable master netting agreements, respectively.
For the years ended December 31, 2021, 2020 and 2019, amounts recognized in Principal transactions in the Consolidated Statement of Income include certain derivatives not designated in a qualifying hedging relationship. Citigroup presents this disclosure by business classification, showing derivative gains and losses related to its trading activities together with gains and losses related to non-derivative instruments within the same trading portfolios, as this represents how these portfolios are risk managed. See Note 6 for further information.
The amounts recognized in Other revenue in the Consolidated Statement of Income related to derivatives not designated in a qualifying hedging relationship are shown below. The table below does not include any offsetting gains (losses) on the economically hedged items to the extent that such amounts are also recorded in Other revenue:

	Gains (losses) included in Other revenue
	Year ended December 31,
In millions of dollars	2021	2020	2019
Interest rate contracts	$(70)	$63	$57
Foreign exchange	(102)	(57)	(29)
Total	$(172)	$6	$28

Accounting for Derivative Hedging
Citigroup accounts for its hedging activities in accordance with ASC 815, Derivatives and Hedging. As a general rule, hedge accounting is permitted where the Company is exposed to a particular risk, such as interest rate or foreign exchange risk, that causes changes in the fair value of an asset or liability or variability in the expected future cash flows of an existing asset, liability or a forecasted transaction that may affect earnings.
Derivative contracts hedging the risks associated with changes in fair value are referred to as fair value hedges, while contracts hedging the variability of expected future cash flows are cash flow hedges. Hedges that utilize derivatives or debt instruments to manage the foreign exchange risk associated with equity investments in non-U.S.-dollar-functional-currency foreign subsidiaries (net investment in a foreign operation) are net investment hedges.
To qualify as an accounting hedge under the hedge accounting rules (versus an economic hedge where hedge accounting is not applied), a hedging relationship must be highly effective in offsetting the risk designated as being hedged. The hedging relationship must be formally documented at inception, detailing the particular risk management objective and strategy for the hedge. This includes the item and risk(s) being hedged, the hedging instrument being used and how effectiveness will be assessed. The effectiveness of these hedging relationships is evaluated at hedge inception and on an ongoing basis both on a retrospective and prospective basis, typically using quantitative measures of correlation, with hedge ineffectiveness measured and recorded in current earnings. Hedge effectiveness assessment methodologies are performed in a similar manner for similar hedges, and are used consistently throughout the hedging relationships. The assessment of effectiveness may exclude changes in the value of the hedged item that are unrelated to the risks being hedged and the changes in fair value of the derivative associated with time value. Citi excludes changes in the cross-currency basis associated with cross-currency swaps from the assessment of hedge effectiveness and records it in Other comprehensive income.

Discontinued Hedge Accounting
A hedging instrument must be highly effective in accomplishing the hedge objective of offsetting either changes in the fair value or cash flows of the hedged item for the risk being hedged. Management may voluntarily de-designate an accounting hedge at any time, but if a hedging relationship is not highly effective, it no longer qualifies for hedge accounting and must be de-designated. Subsequent changes in the fair value of the derivative are recognized in Other revenue or Principal transactions, similar to trading derivatives, with no offset recorded related to the hedged item.
For fair value hedges, any changes in the fair value of the hedged item remain as part of the basis of the asset or liability and are ultimately realized as an element of the yield on the item. For cash flow hedges, changes in fair value of the end-user derivative remain in Accumulated other comprehensive income (loss) (AOCI) and are included in the earnings of future periods when the forecasted hedged cash flows impact earnings. However, if it becomes probable that some or all of the hedged forecasted transactions will not occur, any amounts that remain in AOCI related to these transactions must be immediately reflected in Other revenue.
The foregoing criteria are applied on a decentralized basis, consistent with the level at which market risk is managed, but are subject to various limits and controls. The underlying asset, liability or forecasted transaction may be an individual item or a portfolio of similar items.

Fair Value Hedges

Hedging of Benchmark Interest Rate Risk
Citigroup’s fair value hedges are primarily hedges of fixed-rate long-term debt or assets, such as available-for-sale debt securities or loans.
For qualifying fair value hedges of interest rate risk, the changes in the fair value of the derivative and the change in the fair value of the hedged item attributable to the hedged risk are presented within Interest revenue or Interest expense based on whether the hedged item is an asset or a liability.
Citigroup has executed a last-of-layer hedge, which permits an entity to hedge the interest rate risk of a stated portion of a closed portfolio of prepayable financial assets that are expected to remain outstanding for the designated tenor of the hedge. In accordance with ASC 815, an entity may exclude prepayment risk when measuring the change in fair value of the hedged item attributable to interest rate risk under the last-of-layer approach. Similar to other fair value hedges, where the hedged item is an asset, the fair value of the hedged item attributable to interest rate risk will be presented in Interest revenue along with the change in the fair value of the hedging instrument.

Hedging of Foreign Exchange Risk
Citigroup hedges the change in fair value attributable to foreign exchange rate movements in available-for-sale debt securities and long-term debt that are denominated in currencies other than the functional currency of the entity holding the securities or issuing the debt. The hedging instrument is generally a forward foreign exchange contract or a cross-currency swap contract. Citigroup considers the premium associated with forward contracts (i.e., the differential between the spot and contractual forward rates) as the cost of hedging; this amount is excluded from the assessment of hedge effectiveness and is generally reflected directly in earnings over the life of the hedge. Citi also excludes changes in cross-currency basis associated with cross-currency swaps from the assessment of hedge effectiveness and records it in Other comprehensive income.

Hedging of Commodity Price Risk
Citigroup hedges the change in fair value attributable to spot price movements in physical commodities inventories. The hedging instrument is a futures contract to sell the underlying commodity. In this hedge, the change in the value of the hedged inventory is reflected in earnings, which offsets the change in the fair value of the futures contract that is also reflected in earnings. Although the change in the fair value of the hedging instrument recorded in earnings includes changes in forward rates, Citigroup excludes the differential between the spot and the contractual forward rates under the futures contract from the assessment of hedge effectiveness, and it is generally reflected directly in earnings over the life of the hedge. Citi also excludes changes in forward rates from the assessment of hedge effectiveness and records it in Other comprehensive income.
The following table summarizes the gains (losses) on the Company’s fair value hedges:

	Gains (losses) on fair value hedges(1)
	Year ended December 31,
	2021		2020		2019
In millions of dollars	Other revenue	Net interest income	Other revenue	Net interest income	Other revenue	Net interest income
Gain (loss) on the hedging derivatives included in assessment of the effectiveness of fair value hedges
Interest rate hedges	$—	$(5,425)	$—	$4,189	$—	$2,273
Foreign exchange hedges	(627)	—	1,442	—	337	—
Commodity hedges	(3,983)	—	(164)	—	(33)	—
Total gain (loss) on the hedging derivatives included in assessment of the effectiveness of fair value hedges	$(4,610)	$(5,425)	$1,278	$4,189	$304	$2,273
Gain (loss) on the hedged item in designated and qualifying fair value hedges
Interest rate hedges	$—	$5,043	$—	$(4,537)	$—	$(2,085)
Foreign exchange hedges	628	—	(1,442)	—	(337)	—
Commodity hedges	3,973	—	164	—	33	—
Total gain (loss) on the hedged item in designated and qualifying fair value hedges	$4,601	$5,043	$(1,278)	$(4,537)	$(304)	$(2,085)
Net gain (loss) on the hedging derivatives excluded from assessment of the effectiveness of fair value hedges
Interest rate hedges	$—	$(9)	$—	$(23)	$—	$3
Foreign exchange hedges(2)	79	—	(73)	—	(109)	—
Commodity hedges	5	—	131	—	41	—
Total net gain (loss) on the hedging derivatives excluded from assessment of the effectiveness of fair value hedges	$84	$(9)	$58	$(23)	$(68)	$3

(1)Gain (loss) amounts for interest rate risk hedges are included in Interest revenue/Interest expense. The accrued interest income on fair value hedges is recorded in Net interest income and is excluded from this table.
(2)Amounts relate to the premium associated with forward contracts (differential between spot and contractual forward rates) that are excluded from the assessment of hedge effectiveness and are generally reflected directly in earnings. Amounts related to cross-currency basis, which are recognized in AOCI, are not reflected in the table above. The amount of cross-currency basis included in AOCI was $2 million and $(23) million for the years ended December 31, 2021 and 2020, respectively.
Cumulative Basis Adjustment
Upon electing to apply ASC 815 fair value hedge accounting, the carrying value of the hedged item is adjusted to reflect the cumulative changes in the hedged risk. This cumulative hedge basis adjustment becomes part of the carrying value of the hedged item until the hedged item is derecognized from the balance sheet. The table below presents the carrying amount of Citi’s hedged assets and liabilities under qualifying fair value hedges at December 31, 2021 and 2020, along with the cumulative hedge basis adjustments included in the carrying value of those hedged assets and liabilities, that would reverse through earnings in future periods.

In millions of dollars
Balance sheet line item in which hedged item is recorded	Carrying amount of hedged asset/ liability	Cumulative fair value hedging adjustment increasing (decreasing) the carrying amount
		Active	De-designated
As of December 31, 2021
Debt securities AFS(1)(3)	$62,733	$149	$212
Long-term debt	149,305	623	3,936
As of December 31, 2020
Debt securities AFS(2)(3)	$81,082	$28	$342
Long-term debt	169,026	5,554	4,989

(1)    These amounts include a cumulative basis adjustment of $24 million for active hedges and $(92) million for de-designated hedges as of December 31, 2021, related to certain prepayable financial assets previously designated as the hedged item in a fair value hedge using the last-of-layer approach. The Company designated approximately $6 billion as the hedged amount (from a closed portfolio of prepayable financial assets with a carrying value of $25 billion as of December 31, 2021) in a last-of-layer hedging relationship.
(2)    These amounts include a cumulative basis adjustment of $(18) million for active hedges and $62 million for de-designated hedges as of December 31, 2020, related to certain prepayable financial assets previously designated as the hedged item in a fair value hedge using the last-of-layer approach. The Company designated approximately $3 billion as the hedged amount (from a closed portfolio of prepayable financial assets with a carrying value of $19 billion as of December 31, 2020) in a last-of-layer hedging relationship.
(3)    Carrying amount represents the amortized cost.
Cash Flow Hedges
Citigroup hedges the variability of forecasted cash flows due to changes in contractually specified interest rates associated with floating-rate assets/liabilities and other forecasted transactions. Variable cash flows from those liabilities are synthetically converted to fixed-rate cash flows by entering into receive-variable, pay-fixed interest rate swaps and receive-variable, pay-fixed forward-starting interest rate swaps. Variable cash flows associated with certain assets are synthetically converted to fixed-rate cash flows by entering into receive-fixed, pay-variable interest rate swaps. These cash flow hedging relationships use either regression analysis or dollar-offset ratio analysis to assess whether the hedging relationships are highly effective at inception and on an ongoing basis.

Citigroup hedges the variability from changes in a contractually specified rate and recognizes the entire change in fair value of the cash flow hedging instruments in AOCI. The full change in the value of the hedging instrument is required to be recognized in AOCI, and then recognized in earnings in the same period that the cash flows impact earnings. The pretax change in AOCI from cash flow hedges is presented below:

In millions of dollars	2021		2020		2019
Amount of gain (loss) recognized in AOCI on derivatives
Interest rate contracts	$(847)		$2,670			$746
Foreign exchange contracts	(51)		(15)			(17)
Total gain (loss) recognized in AOCI	$(898)		$2,655			$729
	Other revenue	Net interest income	Other revenue	Net interest income	Other revenue	Net interest income
Amount of gain (loss) reclassified from AOCI to earnings(1)
Interest rate contracts	$—	$1,075	$—	$734	$—	$(384)
Foreign exchange contracts	(4)	—	(4)	—	(7)	—
Total gain (loss) reclassified from AOCI into earnings	$(4)	$1,075	$(4)	$734	$(7)	$(384)
Net pretax change in cash flow hedges included within AOCI		$(1,969)		$1,925		$1,120

(1)All amounts reclassified into earnings for interest rate contracts are included in Interest revenue/Interest expense (Net interest income). For all other hedges, the amounts reclassified to earnings are included primarily in Other revenue and Net interest income in the Consolidated Statement of Income.

For cash flow hedges, the entire change in the fair value of the hedging derivative is recognized in AOCI and then reclassified to earnings in the same period that the forecasted hedged cash flows impact earnings. The net gain (loss) associated with cash flow hedges expected to be reclassified from AOCI within 12 months of December 31, 2021 is approximately $614 million. The maximum length of time over which forecasted cash flows are hedged is 10 years.
The after-tax impact of cash flow hedges on AOCI is shown in Note 19.
Net Investment Hedges
Consistent with ASC 830-20, Foreign Currency Matters—Foreign Currency Transactions, ASC 815 allows the hedging of the foreign currency risk of a net investment in a foreign operation. Citigroup uses foreign currency forwards, cross-currency swaps, options and foreign currency-denominated debt instruments to manage the foreign exchange risk associated with Citigroup’s equity investments in several non-U.S.-dollar-functional-currency foreign subsidiaries. Citigroup records the change in the carrying amount of these investments in Foreign currency translation adjustment within AOCI. Simultaneously, the effective portion of the hedge of this exposure is also recorded in Foreign currency translation adjustment and any ineffective portion is immediately recorded in earnings.
For derivatives designated as net investment hedges, Citigroup follows the forward-rate method outlined in ASC 815-35-35. According to that method, all changes in fair value, including changes related to the forward-rate component of the foreign currency forward contracts and the time value of foreign currency options, are recorded in Foreign currency translation adjustment within AOCI.
For foreign currency-denominated debt instruments that are designated as hedges of net investments, the translation gain or loss that is recorded in Foreign currency translation adjustment is based on the spot exchange rate between the functional currency of the respective subsidiary and the U.S. dollar, which is the functional currency of Citigroup. To the extent that the notional amount of the hedging instrument exactly matches the hedged net investment, and the underlying exchange rate of the derivative hedging instrument relates to the exchange rate between the functional currency of the net investment and Citigroup’s functional currency (or, in the case of a non-derivative debt instrument, such instrument is denominated in the functional currency of the net investment), no ineffectiveness is recorded in earnings.
The pretax gain (loss) recorded in Foreign currency translation adjustment within AOCI, related to net investment hedges, was $855 million, $(600) million and $(569) million for the years ended December 31, 2021, 2020 and 2019, respectively.

Economic Hedges
Citigroup often uses economic hedges when hedge accounting would be too complex or operationally burdensome. End-user derivatives that are economic hedges are carried at fair value, with changes in value included in either Principal transactions or Other revenue.
For asset/liability management hedging, fixed-rate long-term debt is recorded at amortized cost under GAAP.
For other hedges that either do not meet the ASC 815 hedging criteria or for which management decides not to apply ASC 815 hedge accounting, the derivative is recorded at fair value on the balance sheet with the associated changes in fair value recorded in earnings, while the debt continues to be carried at amortized cost. Therefore, current earnings are affected by the interest rate shifts and other factors that cause a change in the swap’s value, but for which no offsetting change in value is recorded on the debt.
Citigroup may alternatively elect to account for the debt at fair value under the fair value option. Once the irrevocable election is made upon issuance of the debt, the full change in fair value of the debt is reported in earnings. The changes in fair value of the related interest rate swap are also reflected in earnings, which provides a natural offset to the debt’s fair value change. To the extent that the two amounts differ because the full change in the fair value of the debt includes risks not offset by the interest rate swap, the difference is automatically captured in current earnings.
Additional economic hedges include hedges of the credit risk component of commercial loans and loan commitments. Citigroup periodically evaluates its hedging strategies in other areas and may designate either an accounting hedge or an economic hedge after considering the relative costs and benefits. Economic hedges are also employed when the hedged item itself is marked to market through current earnings, such as hedges of commitments to originate one- to four-family mortgage loans to be HFS and MSRs.

Credit Derivatives
Citi is a market maker and trades a range of credit derivatives. Through these contracts, Citi either purchases or writes protection on either a single name or a portfolio of reference credits. Citi also uses credit derivatives to help mitigate credit risk in its corporate and consumer loan portfolios and other cash positions and to facilitate client transactions.
Citi monitors its counterparty credit risk in credit derivative contracts. As of December 31, 2021 and 2020, approximately 99% and 97%, respectively, of the gross receivables are from counterparties with which Citi maintains master netting agreements, collateral agreements or settles daily. A majority of Citi’s top 15 counterparties (by receivable balance owed to Citi) are central clearing houses, banks, financial institutions or other dealers. Contracts with these counterparties do not include ratings-based termination events. However, counterparty ratings downgrades may have an incremental effect by lowering the threshold at which Citi may call for additional collateral.
The range of credit derivatives entered into includes credit default swaps, total return swaps, credit options and credit-linked notes.
A credit default swap is a contract in which, for a fee, a protection seller agrees to reimburse a protection buyer for any losses that occur due to a predefined credit event on a reference entity. These credit events are defined by the terms of the derivative contract and the reference entity and are generally limited to the market standard of failure to pay on indebtedness and bankruptcy of the reference entity and, in a more limited range of transactions, debt restructuring. Credit derivative transactions that reference emerging market entities also typically include additional credit events to cover the acceleration of indebtedness and the risk of repudiation or a payment moratorium. In certain transactions, protection may be provided on a portfolio of reference entities or asset-backed securities. If there is no credit event, as defined by the specific derivative contract, then the protection seller makes no payments to the protection buyer and receives only the contractually specified fee. However, if a credit event occurs as defined in the specific derivative contract sold, the protection seller will be required to make a payment to the protection buyer. Under certain contracts, the seller of protection may not be required to make a payment until a specified amount of losses has occurred with respect to the portfolio and/or may only be required to pay for losses up to a specified amount.
A total return swap typically transfers the total economic performance of a reference asset, which includes all associated cash flows, as well as capital appreciation or depreciation. The protection buyer receives a floating rate of interest and any depreciation on the reference asset from the protection seller and, in return, the protection seller receives the cash flows associated with the reference asset plus any appreciation. Thus, according to the total return swap agreement, the protection seller will be obligated to make a payment any time the floating interest rate payment plus any depreciation of the reference asset exceeds the cash flows associated with the underlying asset. A total return swap may terminate upon a default of the reference asset or a credit event with respect to the reference entity, subject to the provisions of the related total return swap agreement between the protection seller and the protection buyer.
A credit option is a credit derivative that allows investors to trade or hedge changes in the credit quality of a reference entity. For example, in a credit spread option, the option writer assumes the obligation to purchase or sell credit protection on the reference entity at a specified “strike” spread level. The option purchaser buys the right to sell credit default protection on the reference entity to, or purchase it from, the option writer at the strike spread level. The payments on credit spread options depend either on a particular credit spread or the price of the underlying credit-sensitive asset or other reference entity. The options usually terminate if a credit event occurs with respect to the underlying reference entity.
A credit-linked note is a form of credit derivative structured as a debt security with an embedded credit default swap. The purchaser of the note effectively provides credit protection to the issuer by agreeing to receive a return that could be negatively affected by credit events on the underlying reference entity. If the reference entity defaults, the note may be cash settled or physically settled by delivery of a debt security of the reference entity. Thus, the maximum amount of the note purchaser’s exposure is the amount paid for the credit-linked note.
The following tables summarize the key characteristics of Citi’s credit derivatives portfolio by counterparty and derivative form:

	Fair values		Notionals
In millions of dollars at December 31, 2021	Receivable(1)	Payable(2)	Protection purchased	Protection sold
By industry of counterparty
Banks	$2,375	$3,031	$108,415	$103,756
Broker-dealers	1,962	1,139	44,364	40,068
Non-financial	113	306	2,785	2,728
Insurance and other financial institutions	5,768	6,539	490,432	425,934
Total by industry of counterparty	$10,218	$11,015	$645,996	$572,486
By instrument
Credit default swaps and options	$9,923	$10,234	$628,136	$565,131
Total return swaps and other	295	781	17,860	7,355
Total by instrument	$10,218	$11,015	$645,996	$572,486
By rating of reference entity
Investment grade	$4,149	$4,258	$511,652	$448,944
Non-investment grade	6,069	6,757	134,344	123,542
Total by rating of reference entity	$10,218	$11,015	$645,996	$572,486
By maturity
Within 1 year	$878	$1,462	$133,866	$115,603
From 1 to 5 years	6,674	6,638	454,617	413,174
After 5 years	2,666	2,915	57,513	43,709
Total by maturity	$10,218	$11,015	$645,996	$572,486

(1)The fair value amount receivable is composed of $3,705 million under protection purchased and $6,513 million under protection sold.
(2)The fair value amount payable is composed of $7,354 million under protection purchased and $3,661 million under protection sold.

	Fair values		Notionals
In millions of dollars at December 31, 2020	Receivable(1)	Payable(2)	Protection purchased	Protection sold
By industry of counterparty
Banks	$2,902	$3,187	$117,685	$120,739
Broker-dealers	1,770	1,215	46,928	44,692
Non-financial	109	90	5,740	2,217
Insurance and other financial institutions	5,008	5,637	442,417	375,959
Total by industry of counterparty	$9,789	$10,129	$612,770	$543,607
By instrument
Credit default swaps and options	$9,254	$9,254	$599,633	$538,426
Total return swaps and other	535	875	13,137	5,181
Total by instrument	$9,789	$10,129	$612,770	$543,607
By rating of reference entity
Investment grade	$4,136	$4,037	$478,643	$418,147
Non-investment grade	5,653	6,092	134,127	125,460
Total by rating of reference entity	$9,789	$10,129	$612,770	$543,607
By maturity
Within 1 year	$914	$1,355	$134,080	$125,464
From 1 to 5 years	6,022	5,991	421,682	374,376
After 5 years	2,853	2,783	57,008	43,767
Total by maturity	$9,789	$10,129	$612,770	$543,607

(1)The fair value amount receivable is composed of $3,514 million under protection purchased and $6,275 million under protection sold.
(2)The fair value amount payable is composed of $7,037 million under protection purchased and $3,092 million under protection sold.
Fair values included in the above tables are prior to application of any netting agreements and cash collateral. For notional amounts, Citi generally has a mismatch between the total notional amounts of protection purchased and sold, and it may hold the reference assets directly rather than entering into offsetting credit derivative contracts as and when desired. The open risk exposures from credit derivative contracts are largely matched after certain cash positions in reference assets are considered and after notional amounts are adjusted, either to a duration-based equivalent basis or to reflect the level of subordination in tranched structures. The ratings of the credit derivatives portfolio presented in the tables and used to evaluate payment/performance risk are based on the assigned internal or external ratings of the reference asset or entity. Where external ratings are used, investment-grade ratings are considered to be “Baa/BBB” and above, while anything below is considered non-investment grade. Citi’s internal ratings are in line with the related external rating system.
Citigroup evaluates the payment/performance risk of the credit derivatives for which it stands as a protection seller based on the credit rating assigned to the underlying reference credit. Credit derivatives written on an underlying non-investment-grade reference entity represent greater payment risk to the Company. The non-investment-grade category in the table above also includes credit derivatives where the underlying reference entity has been downgraded subsequent to the inception of the derivative.
The maximum potential amount of future payments under credit derivative contracts presented in the table above is based on the notional value of the derivatives. The Company believes that the notional amount for credit protection sold is not representative of the actual loss exposure based on historical experience. This amount has not been reduced by the value of the reference assets and the related cash flows. In accordance with most credit derivative contracts, should a credit event occur, the Company usually is liable for the difference between the protection sold and the value of the reference assets. Furthermore, the notional amount for credit protection sold has not been reduced for any cash collateral paid to a given counterparty, as such payments would be calculated after netting all derivative exposures, including any credit derivatives with that counterparty in accordance with a related master netting agreement. Due to such netting processes, determining the amount of collateral that corresponds to credit derivative exposures alone is not possible. The Company actively monitors open credit-risk exposures and manages this exposure by using a variety of strategies, including purchased credit derivatives, cash collateral or direct holdings of the referenced assets. This risk mitigation activity is not captured in the table above.

Credit Risk-Related Contingent Features in Derivatives
Certain derivative instruments contain provisions that require the Company to either post additional collateral or immediately settle any outstanding liability balances upon the occurrence of a specified event related to the credit risk of the Company. These events, which are defined by the existing derivative contracts, are primarily downgrades in the credit ratings of the Company and its affiliates.
The fair value (excluding CVA) of all derivative instruments with credit risk-related contingent features that were in a net liability position at December 31, 2021 and 2020 was $19 billion and $25 billion, respectively. The Company posted $16 billion and $22 billion as collateral for this exposure in the normal course of business as of December 31, 2021 and 2020, respectively.
A downgrade could trigger additional collateral or cash settlement requirements for the Company and certain affiliates. In the event that Citigroup and Citibank were downgraded a single notch by all three major rating agencies as of December 31, 2021, the Company could be required to post an additional $1.3 billion as either collateral or settlement of the derivative transactions. In addition, the Company could be required to segregate with third-party custodians collateral previously received from existing derivative counterparties in the amount of $0.1 billion upon the single notch downgrade, resulting in aggregate cash obligations and collateral requirements of approximately $1.4 billion.

Derivatives Accompanied by Financial Asset Transfers
The Company executes total return swaps that provide it with synthetic exposure to substantially all of the economic return of the securities or other financial assets referenced in the contract. In certain cases, the derivative transaction is accompanied by the Company’s transfer of the referenced financial asset to the derivative counterparty, most typically in response to the derivative counterparty’s desire to hedge, in whole or in part, its synthetic exposure under the derivative contract by holding the referenced asset in funded form. In certain jurisdictions these transactions qualify as sales, resulting in derecognition of the securities transferred (see Note 1 for further discussion of the related sale conditions for transfers of financial assets). For a significant portion of the transactions, the Company has also executed another total return swap where the Company passes on substantially all of the economic return of the referenced securities to a different third party seeking the exposure. In those cases, the Company is not exposed, on a net basis, to changes in the economic return of the referenced securities.
These transactions generally involve the transfer of the Company’s liquid government bonds, convertible bonds or publicly traded corporate equity securities from the trading portfolio and are executed with third-party financial institutions. The accompanying derivatives are typically total return swaps. The derivatives are cash settled and subject to ongoing margin requirements.
When the conditions for sale accounting are met, the Company reports the transfer of the referenced financial asset as a sale and separately reports the accompanying derivative transaction. These transactions generally do not result in a gain or loss on the sale of the security, because the transferred security was held at fair value in the Company’s trading portfolio. For transfers of financial assets accounted for as a sale by the Company, and for which the Company has retained substantially all of the economic exposure to the transferred asset through a total return swap executed with the same counterparty in contemplation of the initial sale (and still outstanding), both the asset amounts derecognized and the gross cash proceeds received as of the date of derecognition were $2.9 billion and $2.0 billion as of December 31, 2021 and 2020, respectively.
At December 31, 2021, the fair value of these previously derecognized assets was $2.9 billion. The fair value of the total return swaps as of December 31, 2021 was $13 million recorded as gross derivative assets and $58 million recorded as gross derivative liabilities. At December 31, 2020, the fair value of these previously derecognized assets was $2.2 billion, and the fair value of the total return swaps was $135 million recorded as gross derivative assets and $7 million recorded as gross derivative liabilities.
The balances for the total return swaps are on a gross basis, before the application of counterparty and cash collateral netting, and are included primarily as equity derivatives in the tabular disclosures in this Note.